UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 14, 2015

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

California	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

9368 VALLEY BLVD, SUITE 202
ROSEMEAD, CA91770
	(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	626-800-6861 (phone)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry Into A Material Definitive Agreement.

On August 14, 2015, we entered into a stock purchase agreement (the "Stock Purchase Agreement") to purchase XO EXPERIENCE INC. ("XO") from its sole shareholder, ChenTseng, Chih-Ying (the "XO Seller") to acquire 100 percent of the outstanding share of common stock in XO in exchange for US$1 (the "Purchase Price"). The table below details the proportion of ownership the XO Seller had in XO.

XO Sellers	XO Shares	Percentage
Chen, Tzeng Chih Ying	100,000	100%

The following table lists each of our officers and directors and details their relationship to XO.

Name of natural person affiliate	San Lotus Holding Inc.	XO EXPERIENCE INC.
Chen, Li-Hsing	President/Director	CEO
ChenTseng, Chih-Ying	CEO	CFO/Secretary/Director
Lin, Mu Chen	CFO	-
Yu, Chien-Yang	Vice President /Director	-
Chen, Kuan-Yu	Secretary /Director	-
Kwong, Edwin	Director	-
Chen, Chuan-Chung	Director	-
Chang, Fong-Bing	Director	-
Lai, Chia Ling	Director	-

A description of the specific terms and conditions of the agreements related to this transaction are set forth in the Stock Purchase Agreement, attached hereto as Exhibit 10.1.

Item 2.01        Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned acquisition is incorporated by reference into this Item 2.01.

As a result of the Stock Purchase Agreement, on August 14, 2015, we entered into and closed on the Stock Purchase Agreement with XO Seller for the acquisition of XO.

Through entry into the Stock Purchase Agreement, we acquired all of the issued and outstanding common stock of XO from the XO Seller in exchange for US$1.

Item 9.01      Financial Statements and Exhibits.

(d)           Exhibits

                    The following exhibits are being filed herewith:

Exhibit No. and Description

10.1    Stock Purchase Agreement, dated as of August 14, 2015, between San Lotus Holding Inc. and the Sellers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                SAN LOTUS HOLDING INC.

Dated: August 14, 2015

                                                                                By:         /s/Chen, Li-Hsing

                                                                                                Chen, Li-Hsing

                                                                                                President and Chairman of the Board

EXHIBIT INDEX

Exhibit No. and Description

10.1 Stock Purchase Agreement, dated as of August 14, 2015, between San Lotus Holding Inc. and the Sellers named therein.